EXHIBIT 10.62

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to License Agreement (the “First Amendment”) is made effective this 15th day of April 2008, by and between Anesiva, Inc. a company organized and existing pursuant to the laws of Delaware, USA and having a principal place of business at 650 Gateway Boulevard, South San Francisco, California 94080 USA (“Anesiva”) and Sigma-Tau Industrie Farmaceutiche Riunite S.p.A., a company subject to the direction and coordination of Sigma-Tau Finanziaria S.p.A., organized and existing under the laws of Italy and having its registered offices in Rome, 47 Viale Shakespeare, 00144, Italy (“Sigma-Tau” and together with Anesiva the “Parties”).

PREMISES

WHEREAS, the Parties have entered into a License Agreement dated February 4, 2008 (the “License Agreement”); and

WHEREAS, the Parties desire to amend the License Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Amended Appendix C

The License Agreement is hereby amended by deleting and replacing in its entirety the Appendix C “Territory” attached to the License Agreement with the new Appendix C-1 “Territory” attached hereto.

2.	Compensation

In consideration of the fact that the rights granted by ANESIVA to SIGMA-TAU under the License Agreement have been extended to [*] in accordance with the terms of this First Amendment, SIGMA-TAU shall make the following [*] payments to ANESIVA:

[*]

Such payments shall be made within [*] from receipt of the relevant invoice by wire transfer to an account promptly communicated in writing by ANESIVA to SIGMA-TAU. This consideration shall be in addition to any other consideration payable under the existing License Agreement.

3.	No Other Changes

Except as expressly amended by this First Amendment, the License Agreement remains unchanged and in full force and effect.

IN WITNESS THEREOF, this First Amendment has been executed by the Parties hereto through their duly authorized officers as of the date set forth above.

Anesiva, Inc.		Sigma Tau Industrie
Farmaceutiche Riunite S.p.A.

By:	/s/ Samantha Miller	By:	/s/ Ugo Di Francesco
Name:	Samantha Miller	Name:	Ugo Di Francesco
Title:	Vice President, Business Development	Title:	Vice President & CEO
Date:	April 15, 2008	Date:	April 15, 2008

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX C-1

Territory

[*]

3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.